Exhibit 99.2

FORM OF NOTICE OF GUARANTEED DELIVERY

FOR

RIGHTS CERTIFICATES

ISSUED BY

STANDARD PACIFIC CORP.

THE RIGHTS OFFERING SUBSCRIPTION PERIOD WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, AUGUST 22, 2008, UNLESS STANDARD PACIFIC CORP. EXTENDS THE RIGHTS OFFERING (SUCH TIME AND DATE WITH RESPECT TO THE EXPIRATION OF THE RIGHTS OFFERING, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”).

This form (this “Notice of Guaranteed Delivery”) must be used to exercise the transferable subscription rights (the “Rights”) to acquire common stock, par value $0.01 per share (“Common Stock”), of Standard Pacific Corp., a Delaware corporation (the “Company”), pursuant to the rights offering (the “Rights Offering”) described in the Company’s prospectus supplement, dated August 4, 2008 and the accompanying prospectus (collectively, the “Prospectus”), if a holder of Rights cannot deliver the subscription rights certificates evidencing the Rights (the “Rights Certificates”) to Mellon Bank N.A., the subscription agent for the Rights Offering (the “Subscription Agent”) at or prior to the Expiration Time. Such form must be delivered by hand or sent by facsimile transmission or mail to the Subscription Agent, and must be received by the Subscription Agent at or prior to the Expiration Time. See the discussion set forth under “This Rights Offering” in the Prospectus.

Each Right will allow you to subscribe for 0.68523554 shares of Common Stock. Payment of the subscription price of $3.05 per full share of Common Stock (the “Subscription Price”) subscribed for upon exercise of the Rights must be received by the Subscription Agent in the manner specified in the Prospectus at or prior to the Expiration Time even if the Rights Certificate evidencing such Rights is being delivered pursuant to the procedure for guaranteed delivery thereof. See the discussion set forth under “This Rights Offering—Guaranteed Delivery Procedures” in the Prospectus.

The address and facsimile numbers of the Subscription Agent are:

By Mail: Standard Pacific Corp. c/o Mellon Bank N.A. c/o Mellon Investor Services LLC Attn: Corporate Actions Dept. P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Courier: Standard Pacific Corp. c/o Mellon Bank N.A. c/o Mellon Investor Services LLC Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310	By Hand Delivery: Standard Pacific Corp. c/o Mellon Bank N.A. c/o Mellon Investor Services LLC Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

By Facsimile Transmission (Eligible Institutions Only):

(201) 680-4626

Confirm Facsimile Receipt by Telephone:

(201) 680-4860

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

For this Notice of Guaranteed Delivery to be validly delivered, it must be received by the Subscription Agent at one of the above addresses, or by facsimile transmission, before the Expiration Time. Deliveries to the Company, the Dealer Manager or the Information Agent will not be forwarded to the Subscription Agent and therefore will not constitute a valid delivery. In addition, deliveries to The Depository Trust Company will not constitute a valid delivery to the Subscription Agent.

If you have questions, or need assistance or additional documentation with respect to the Rights, please contact The Altman Group, the information agent for the Rights Offering (the “Information Agent”). The address and telephone numbers for the Information Agent are as follows:

The Altman Group

1200 Wall Street West, 3rd Floor

Lyndhurst, NJ 07071

Call toll-free: (866) 864-4946

Banks and Brokers call: (201) 806-7300

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Rights Certificate is required to be guaranteed by an Eligible Guarantor Institution (as defined below) under the instructions to the Rights Certificate, the signature guarantee must appear in the applicable space provided in the signature box on the Rights Certificate.

Ladies and Gentlemen:

The undersigned hereby represents that it is the holder of Rights Certificate(s) representing              Rights and that such Rights Certificate(s) cannot be delivered to the Subscription Agent at or before the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise the Rights to subscribe for shares of Common Stock represented by such Rights Certificate(s) pursuant to the guaranteed delivery procedures set forth in the Prospectus. The undersigned understands that payment of the Subscription Price of $3.05 per full share of Common Stock subscribed for must be received by the Subscription Agent at or before the Expiration Time:

Number of Shares Subscribed for:

Payment in the aggregate: $

Payment Method (check appropriate box):

☐	is being delivered to the Subscription Agent herewith; or

☐	has been delivered separately to the Subscription Agent, and was delivered in the manner set forth below (check appropriate box and complete information relating thereto);

☐	certified check

☐	uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by uncertified check are urged to make payment sufficiently in advance of the Expiration Time to ensure that payment clears by such date.)

☐	bank draft (cashier’s check)

☐	money order

Name of maker:

Date of check or draft or money order number:

Bank on which check is drawn or issuer of money order:

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

(Please Type or Print Except for Signature(s))

Rights Certificate Nos. (if available):

Name(s) of record holder(s) of Rights Certificate:

Address(es):

(Include Zip Code)

Telephone Number, including Area Code:

Signature(s) of record holder or authorized signatory:

Date:

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:

Capacity:

Address (including Zip Code):

Telephone Number:

GUARANTEE OF DELIVERY

(NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange or member of the National Association of Securities Dealers, Inc., commercial bank or trust company having an office or correspondent in the United States, or another Eligible Guarantor Institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Guarantor Institution”), hereby guarantees that within three business days from the date of receipt by the Subscription Agent of this Notice of Guaranteed Delivery, the undersigned will deliver to the Subscription Agent the Rights Certificates representing the Rights being exercised hereby, with any required signature guarantees and any other required documents.

(Please Type or Print Except for Signature)

Name of Firm:

Authorized Signature:

Name:

Title:

Address:

(Include Zip Code)

Telephone Number, including Area Code:

Dated:                        , 2008

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificates to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

DO NOT SEND RIGHTS CERTIFICATES WITH THIS FORM

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